Exhibit 99.1

1601 Market Street
Philadelphia, Pennsylvania
19103-2337
800 523.1988
215 564.6600	News Release

Contact:
For investors:	Mona Zeehandelaar – phone: 215 231.1674
email: mona.zeehandelaar@radian.biz

For the media:	David Cheung – phone: 215 231.1362
email: david.cheung@radian.biz

Radian Reports 27% Increase in Net Income Per Share, Year-Over-Year Increase of 17% in Book Value Per Share

PHILADELPHIA, Pa., July 20, 2005 — Radian Group Inc. (NYSE: RDN) today reported its results for the quarter ended June 30, 2005. The key financial highlights of the quarter and six months ended June 30, 2005 are shown in the following tables:

Key Financial Highlights (dollars in millions, except per share data)

Second Quarter:

	Quarter Ended June 30, 2005		Quarter Ended June 30, 2004	Percent Change
Net income	$140.2		$120.5	16.4%
Diluted net income per share	$1.56		$1.23	26.8%
Net premiums written	$299.2		$331.3	(9.7)%
Net premiums earned	$244.0		$259.2	(5.9)%
Revenues	$310.3		$322.8	(3.9)%
Book value per share (as of June 30)	$41.99		$35.79	17.3%
Equity in net income of affiliates	$63.9		$52.2	22.4%
Persistency (12 months ended June 30)	56.9	%*	53.9%

*	Persistency for the 12 months ended June 30, 2005 includes the impact of a cancellation of a structured transaction that occurred in the second quarter of 2005 in the amount of $3.6 billion of primary insurance in force, which reduced persistency by approximately 3 percentage points.

Six Months:

	Six Months Ended June 30, 2005	Six Months Ended June 30, 2004	Percent Change
Net income	$255.8	$240.5	6.4%
Diluted net income per share	$2.79	$2.45	13.9%
Net premiums written	$514.1	$512.7	0.3%
Net premiums earned	$491.0	$502.7	(2.3)%
Revenues	$616.9	$655.7	(5.9)%
Equity in net income of affiliates	$115.2	$84.7	36.0%

“We are pleased to report the second highest quarterly net income in the company’s history,” said Radian’s Chief Executive Officer S.A. Ibrahim. “That is a reflection of the successful execution of a diversification strategy that has served us well during cyclical business environments. Also, our ability to maintain credit discipline and our innovative approach to business opportunities have enabled us to build a strong foundation for continued shareholder value creation.”

Radian will hold a conference call on Thursday, July 21, 2005, at 9:00 a.m. Eastern time to discuss the company’s second quarter results. This call be accessed by dialing 800.622.9923 and it will be broadcast live over the Internet at www.ir.radian.biz/phoenix.zhtml?c=112301&p=irol-audioarchives or at www.radian.biz, under “News.” A replay of the webcast will be available at this site approximately two hours after the live broadcast ends for a period of one year.

Statistical and financial information which is expected to be referred to during the conference call will be available on Radian’s website under “Investor Information – Webcasts, Presentations and Transcripts” or by clicking on

www.ir.radian.biz/phoenix.zhtml?c=112301&p=irol-audioarchives.

Radian Group Inc. is a leading credit enhancement provider to the global financial and capital markets, headquartered in Philadelphia. Radian’s subsidiaries provide products and services through three business lines: financial guaranty, mortgage insurance and other financial services. Additional information may be found at www.radian.biz.

Financial Results and Supplemental Information Contents

Exhibit A:	Condensed Consolidated Statements of Income

Exhibit B:	Condensed Consolidated Balance Sheets

Exhibit C:	Segment Information Quarter Ended June 30, 2005

Exhibit D:	Segment Information Quarter Ended June 30, 2004

Exhibit E:	Segment Information Six Months Ended June 30, 2005

Exhibit F:	Segment Information Six Months Ended June 30, 2004

Exhibit G:	Financial Guaranty Insurance Supplemental Information – Quarter and Six Months Ended and as of June 30, 2005

Exhibit H:	Financial Guaranty Insurance Supplemental Information – Quarter and Six Months Ended and as of June 30, 2005

Exhibit I:	Mortgage Insurance Supplemental Information: New Insurance Written, Risk Written and Captives

Exhibit J	Mortgage Insurance Supplemental Information: Insurance in Force and Risk in Force

Exhibit K	Mortgage Insurance Supplemental Information: Risk in Force by LTV and Policy Year

Exhibit L	Mortgage Insurance Supplemental Information: Claims and Defaults

Exhibit M	Mortgage Insurance Supplemental Information: ALT A

Exhibit N:	Financial Services Supplemental Information

Radian Group Inc. and Subsidiaries

Condensed Consolidated Statements of Income

Exhibit A

(Thousands of dollars, except per share data)	Quarter Ended June 30		Six Months Ended June 30
	2005	2004	2005	2004
Revenues:
Net premiums written	$299,218	$331,269	$514,058	$512,697

Net premiums earned	243,978	259,249	491,003	502,669
Net investment income	50,004	50,879	100,866	100,584
Gains on sales of investments	8,723	5,287	20,249	31,963
Change in fair value of derivative instruments	987	12	(7,973)	4,659
Other income	6,635	7,396	12,743	15,796

Total revenues	310,327	322,823	616,888	655,671

Expenses:
Provision for losses	83,827	116,560	193,327	231,327
Policy acquisition costs	31,072	31,372	60,428	53,655
Other operating expenses	52,418	52,424	104,088	105,583
Interest expense	9,978	8,364	18,936	18,018

Total expenses	177,295	208,720	376,779	408,583

Equity in net income of affiliates	63,878	52,172	115,174	84,654

Pretax income	196,910	166,275	355,283	331,742
Provision for income taxes	56,686	45,772	99,447	91,229

Net income	$140,224	$120,503	$255,836	$240,513

Diluted net income per share (1)	$1.56	$1.23	$2.79	$2.45

(1) Net income per share reconciliation

Net income	$140,224	$120,503	$255,836	$240,513
Interest expense on convertible senior debentures (net of tax)	802	804	1,604	1,608

Net income available to common stockholders	$141,026	$121,307	$257,440	$242,121

Weighted average shares outstanding (in thousands) (2)	90,116	98,713	92,187	98,801

(2)	In conformity with the current period presentation, the prior period presentation has been adjusted to reflect the inclusion of 3.8 million shares underlying contingently convertible debt as required by newly issued accounting rules. The impact on diluted net income per share of including these shares in the calculation was a reduction of $0.06 per share and $0.04 per share for the quarters ended June 30, 2005 and June 30, 2004, respectively, and $0.10 and $0.08 per share for the six months ended June 30, 2005 and June 30, 2004. The contingently convertible debt is scheduled to be redeemed, after the conclusion of the second quarter, on August 1, 2005.

Radian Group Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

Exhibit B

(Thousands of dollars, except per share data)	June 30 2005		December 31 2004	June 30 2004
Assets:
Cash and investments	$5,580,578		$5,500,748	$5,115,709
Investments in affiliates	437,765		393,025	337,795
Deferred policy acquisition costs	201,253		211,928	207,508
Prepaid federal income taxes	530,549		460,149	420,840
Other assets	418,058		434,970	448,860

Total assets	$7,168,203		$7,000,820	$6,530,712

Liabilities and stockholders’ equity:
Unearned premiums	$789,878		$770,208	$726,689
Reserve for losses and loss adjustment expenses	786,942		801,012	775,375
Long-term debt	966,658		717,640	717,514
Deferred federal income taxes	870,129		848,224	700,252
Other liabilities	187,021		174,681	265,188

Total liabilities	3,600,628		3,311,765	3,185,018

Common stock	97		97	96
Additional paid-in capital	748,205		1,106,191	1,168,271
Retained earnings	2,649,991		2,397,626	2,123,201
Accumulated other comprehensive income	169,282		185,141	54,126

Total common stockholders’ equity	3,567,575		3,689,055	3,345,694

Total liabilities and stockholders’ equity	$7,168,203		$7,000,820	$6,530,712

Book value per share	$41.99		$39.98	$35.79

Treasury Stock Repurchases (Year-to-Date for Periods Presented)

Total number of shares repurchased	7,767,800	(1)	2,817,200	1,163,000
Average price paid per share	$48.13		$45.38	$45.45
Total cost of repurchased shares	$373,856,933		$127,831,591	$52,862,675

(1)	1.5 million shares were repurchased in the 2nd quarter of 2005 at a cost of $68.4 million, completing the current repurchase program.

Radian Group Inc. and Subsidiaries

Segment Information

Quarter Ended June 30, 2005

Exhibit C

(Thousands of dollars)	Mortgage Insurance	Financial Services	Financial Guaranty	Total
Revenues:
Net premiums written	$236,271	$—	$62,947	$299,218

Net premiums earned	$195,664	$—	$48,314	$243,978
Net investment income	28,101	16	21,887	50,004
Gains on sales of investments	6,653	43	2,027	8,723
Change in fair value of derivative instruments	(7,920)	(2)	8,909	987
Other income	5,679	689	267	6,635

Total revenues	228,177	746	81,404	310,327

Expenses:
Provision for losses	80,225	—	3,602	83,827
Policy acquisition costs	19,206	—	11,866	31,072
Other operating expenses	35,481	1,547	15,390	52,418
Interest expense	5,627	878	3,473	9,978

Total expenses	140,539	2,425	34,331	177,295

Equity in net income of affiliates	—	63,865	13	63,878

Pretax income	87,638	62,186	47,086	196,910

Provision for income taxes	24,786	21,764	10,136	56,686

Net income	$62,852	$40,422	$36,950	$140,224

Assets	$4,290,331	$450,186	$2,427,686	$7,168,203
Deferred policy acquisition costs	66,456	—	134,797	201,253
Reserve for losses and loss adjustment expenses	571,127	—	215,815	786,942
Unearned premiums	189,699	—	600,179	789,878
Stockholders’ equity	1,920,283	337,684	1,309,608	3,567,575

Radian Group Inc. and Subsidiaries

Segment Information

Quarter Ended June 30, 2004

Exhibit D

(Thousands of dollars)	Mortgage Insurance	Financial Services	Financial Guaranty	Total
Revenues:
Net premiums written	$236,459	$—	$94,810	$331,269

Net premiums earned	$199,487	$—	$59,762	$259,249
Net investment income	29,703	26	21,150	50,879
Gains (losses) on sales of investments	4,101	(574)	1,760	5,287
Change in fair value of derivative instruments	(1,212)	(14)	1,238	12
Other income	5,734	848	814	7,396

Total revenues	237,813	286	84,724	322,823

Expenses:
Provision for losses	101,039	—	15,521	116,560
Policy acquisition costs	17,077	—	14,295	31,372
Other operating expenses	36,452	4,336	11,636	52,424
Interest expense	4,909	586	2,869	8,364

Total expenses	159,477	4,922	44,321	208,720

Equity in net income of affiliates	—	51,885	287	52,172

Pretax income	78,336	47,249	40,690	166,275

Income tax provision	21,651	16,537	7,584	45,772

Net income	$56,685	$30,712	$33,106	$120,503

Assets	$3,910,910	$314,756	$2,305,046	$6,530,712
Deferred policy acquisition costs	79,359	—	128,149	207,508
Reserve for losses and loss adjustment expenses	527,059	—	248,316	775,375
Unearned premiums	128,190	—	598,499	726,689
Stockholders’ equity	1,907,478	255,175	1,183,041	3,345,694

Radian Group Inc. and Subsidiaries

Segment Information

Six Months Ended June 30, 2005

Exhibit E

(Thousands of dollars)	Mortgage Insurance	Financial Services	Financial Guaranty		Total
Revenues:
Net premiums written	$436,508	$—	$77,550		$514,058

Net premiums earned	$388,129	$—	$102,874		$491,003
Net investment income	56,894	26	43,946		100,866
Gains on sales of investments	13,772	877	5,600		20,249
Change in fair value of derivative instruments	(4,734)	(191)	(3,048)		(7,973)
Other income	10,271	1,889	583		12,743

Total revenues	464,332	2,601	149,955		616,888

Expenses:
Provision for losses	178,152	—	15,175		193,327
Policy acquisition costs	33,884	—	26,544		60,428
Other operating expenses	69,150	5,154	29,784		104,088
Interest expense	10,751	1,613	6,572		18,936

Total expenses	291,937	6,767	78,075		376,779

Equity in net income of affiliates	—	115,161	13		115,174

Pretax income	172,395	110,995	71,893		355,283

Provision for income taxes	46,822	38,848	13,777		99,447

Net income	$125,573	$72,147	$58,116	(1)	$255,836	(1)

(1)	Reflects a $4.1 million net loss from 1st quarter 2005 recapture of previously ceded business by one of the primary Financial Guaranty insurers (in millions):

Incr/(Decr)
Net premiums earned	$(4.6)
Policy acquisition costs	1.7
Provision for income taxes	(2.2)

Net loss	$(4.1)

Radian Group Inc. and Subsidiaries

Segment Information

Six Months Ended June 30, 2004

Exhibit F

(Thousands of dollars)	Mortgage Insurance	Financial Services	Financial Guaranty		Total
Revenues:
Net premiums written	$442,128	$—	$70,569		$512,697

Net premiums earned	$406,603	$—	$96,066		502,669
Net investment income	58,216	74	42,294		100,584
Gains on sales of investments	28,223	2,599	1,141		31,963
Change in fair value of derivative instruments	3,214	35	1,410		4,659
Other income	11,220	3,722	854		15,796

Total revenues	507,476	6,430	141,765		655,671

Expenses:
Provision for losses	199,162	—	32,165		231,327
Policy acquisition costs	34,219	—	19,436		53,655
Other operating expenses	74,198	8,315	23,070		105,583
Interest expense	10,412	1,310	6,296		18,018

Total expenses	317,991	9,625	80,967		408,583

Equity in net income (loss) of affiliates	—	85,287	(633)		84,654

Pretax income	189,485	82,092	60,165		331,742

Provision for income taxes	52,298	28,732	10,199		91,229

Net income	$137,187	$53,360	$49,966	(1)	$240,513	(1)

(1)	Reflects a $10.3 million net loss from 1st quarter 2004 recapture of previously ceded business by one of the primary Financial Guaranty insurers (in millions):

Incr/(Decr)
Net premiums earned	$(24.9)
Policy acquisition costs	(9.8)
Change in fair value of derivative instruments	(0.8)
Provision for income taxes	(5.6)

Net loss	$(10.3)

Radian Group Inc.

Financial Guaranty Insurance Supplemental Information

For the Quarter and Six Months Ended and as of June 30, 2005

Exhibit G

(Thousands of dollars, except ratios)	Quarter Ended June 30		Six Months Ended June 30
	2005	2004	2005	2004
Net Premiums Written:
Public finance direct	13,313	17,678	28,746	25,865
Public finance reinsurance	20,954	16,429	37,980	36,897
Structured direct	17,359	35,486	32,416	53,233
Structured reinsurance	4,753	8,594	13,263	17,406
Trade credit	6,568	16,623	19,887	33,585

	62,947	94,810	132,292	166,986
Impact of recapture (1)	—	—	(54,742)	(96,417)

Net Premiums Written	62,947	94,810	77,550	70,569

Net Premiums Earned:
Public finance direct	8,053	6,390	17,016	12,189
Public finance reinsurance	7,090	9,883	15,603	21,085
Structured direct	18,881	19,135	37,100	37,581
Structured reinsurance	3,753	7,931	11,019	17,663
Trade credit	10,537	16,423	26,675	32,440

	48,314	59,762	107,413	120,958
Impact of recapture (2)	—	—	(4,539)	(24,892)

Net Premiums Earned	48,314	59,762	102,874	96,066

Claims paid:
Trade credit	5,230	8,562	10,228	15,190
Financial guaranty	(567)	14,529	11,917	17,166
Conseco	7,981	7,677	15,950	15,082

Total	12,644	30,768	38,095	47,438
Impact of recapture (3)	—	—	—	11,488

Claims paid	12,644	30,768	38,095	58,926

Incurred losses:
Trade credit	272	8,432	7,313	16,634
Financial guaranty	3,330	7,089	7,862	15,531

Total	3,602	15,521	15,175	32,165

Loss ratio- GAAP Basis	7.5%	26.0%	14.7%	33.5%
Expense ratio- GAAP Basis	56.4%	43.4%	54.8%	44.2%

	63.9%	69.4%	69.5%	77.7%

Refundings included in earned premium	2,654	366	5,095	2,272

(1)	Reflects the impact on net premiums written of the first quarter 2005 and 2004 recapture of previously ceded business by one of the primary Financial Guaranty insurers:

	(Thousands of dollars)
Public reinsurance	48,238	88,819
Structured reinsurance	6,504	7,596

(2)	Reflects the impact on net premiums earned of the first quarter 2005 and 2004 recapture of previously ceded business by one of the primary Financial Guaranty insurers:

	(Thousands of dollars)
Public reinsurance	3,870	23,418
Structured reinsurance	669	1,476

(3)	Comprised of claims payments related to the first quarter 2004 recapture of previously ceded business.

Radian Group Inc.

Financial Guaranty Insurance Supplemental Information

For the Quarter and Six Months Ended and as of June 30, 2005

Exhibit H

(Thousands of dollars, except ratios)	June 30 2005	December 31 2004	June 30 2004
Capital and surplus	1,057,364	1,008,423	1,004,704
Contingency reserve	266,775	251,674	225,255

Qualified statutory capital	1,324,139	1,260,097	1,229,959

Unearned premium reserve	708,425	730,604	690,627
Loss and loss expense reserve	119,796	132,767	163,322

Total policyholders’ reserves	2,152,360	2,123,468	2,083,908

Present value of installment premiums	249,901	252,000	339,211
Reinsurance and soft capital facilities	150,000	245,000	245,000

Total claims paying resources	2,552,261	2,620,468	2,668,119

Net debt service outstanding	96,731,753	101,619,835	98,840,898

Capital leverage ratio (1)	73	81	80
Claims paying leverage ratio (2)	38	39	37

Reserve for losses and LAE
Specific	36,582	52,142	54,363
Conseco	64,393	80,343	95,918
Non-specific	114,840	108,895	98,035

Total	215,815	241,380	248,316

(1)	Net debt service outstanding divided by qualified statutory capital
(2)	Net debt service outstanding divided by total claims paying resources

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Six Months Ended and as of June 30, 2005

Exhibit I

	Quarter Ended June 30				Six Months Ended June 30
	2005	%	2004	%	2005	%	2004	%
Primary New Insurance Written ($ millions)
Flow	$6,128	47.3%	$10,427	88.6%	$11,790	62.1%	$19,269	89.9%
Structured	6,814	52.7%	1,339	11.4%	7,196	37.9%	2,163	10.1%

Total	$12,942	100.0%	$11,766	100.0%	$18,986	100.0%	$21,432	100.0%

Prime	$6,659	51.5%	$8,010	68.1%	$10,942	57.6%	$14,281	66.6%
Alt-A	3,512	27.1%	2,403	20.4%	4,655	24.5%	4,890	22.8%
A minus and below	2,771	21.4%	1,353	11.5%	3,389	17.9%	2,261	10.6%

Total	$12,942	100.0%	$11,766	100.0%	$18,986	100.0%	$21,432	100.0%

Total Primary New Insurance Written by FICO Score ($ millions)
<=619	$2,586	20.0%	$1,095	9.3%	$3,029	16.0%	$1,800	8.4%
620-679	3,791	29.3%	3,601	30.6%	5,741	30.2%	6,810	31.8%
680-739	3,987	30.8%	4,128	35.1%	6,131	32.3%	7,814	36.4%
>=740	2,578	19.9%	2,942	25.0%	4,085	21.5%	5,008	23.4%

Total	$12,942	100.0%	$11,766	100.0%	$18,986	100.0%	$21,432	100.0%

Percentage of primary new insurance written
Monthlies	85%		90%		87%		92%
Refinances	48%		41%		45%		42%
95.01% LTV and above	9%		10%		11%		11%
ARMs	56%		36%		50%		35%
Primary risk written ($ millions)
Flow	$1,516	53.2%	$2,596	87.6%	$2,930	67.8%	$4,909	88.5%
Structured	1,332	46.8%	367	12.4%	1,392	32.2%	639	11.5%

Total	$2,848	100.0%	$2,963	100.0%	$4,322	100.0%	$5,548	100.0%

Other risk written ($ millions)
Pool	$248		$238		$304		$324
Seconds	49		10		59		62
NIMs	38		15		66		71
International	158		37		218		149
Other	—		—		511		—

Total other risk written	$493		$300		$1,158		$606

Net Premiums Written ($ thousands)
Primary and Pool Insurance	$191,012		$206,180		$367,196		$382,458
Seconds	17,530		15,904		29,331		33,181
NIMs	10,573		13,048		19,867		23,924
International	16,442		363		18,644		564
Other	714		964		1,470		2,001

Net Premiums Written	$236,271		$236,459		$436,508		$442,128

Net Premiums Earned ($ thousands)
Primary and Pool Insurance	$172,623		$164,326		$341,644		$341,769
Seconds	11,568		16,496		23,963		34,368
NIMs	9,737		17,358		19,525		28,089
International	1,022		343		1,527		376
Other	714		964		1,470		2,001

Net Premiums Earned	$195,664		$199,487		$388,129		$406,603

Captives
Premiums ceded to captives($ millions)	$21.8		$22.7		$45.6		$41.9
% of total premiums	11.2%		12.1%		11.7%		10.9%
NIW subject to captives($ millions)	$3,011		$5,057		$5,297		$9,406
% of primary NIW	23.3%		43.0%		27.9%		43.9%
IIF subject to captives	33.6%		31.7%
RIF subject to captives	34.7%		33.7%

Persistency (twelve months ended June 30)	56.9%		53.9%

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Six Months Ended and as of June 30, 2005

Exhibit J

	June 30		December 31		June 30
	2005	%	2004	%	2004	%
Primary insurance in force ($ millions)
Flow	$85,093	78.5%	$89,741	77.8%	$91,449	78.7%
Structured	23,334	21.5%	25,574	22.2%	24,730	21.3%

Total	$108,427	100.0%	$115,315	100.0%	$116,179	100.0%

Prime	$74,555	68.8%	$79,628	69.0%	$80,931	69.6%
Alt-A	19,869	18.3%	22,092	19.2%	22,519	19.4%
A minus and below	14,003	12.9%	13,595	11.8%	12,729	11.0%

Total	$108,427	100.0%	$115,315	100.0%	$116,179	100.0%

Primary risk in force ($ millions)
Flow	$20,795	80.0%	$21,991	81.4%	$22,301	83.8%
Structured	5,192	20.0%	5,021	18.6%	4,305	16.2%

Total	$25,987	100.0%	$27,012	100.0%	$26,606	100.0%

Prime	$17,823	68.6%	$18,422	68.2%	$18,327	68.9%
Alt-A	4,651	17.9%	5,146	19.1%	5,159	19.4%
A minus and below	3,513	13.5%	3,444	12.7%	3,120	11.7%

Total	$25,987	100.0%	$27,012	100.0%	$26,606	100.0%

Total Primary Risk in Force by FICO Score ($ millions)
<=619	$3,319	12.8%	$3,296	12.2%	$3,098	11.6%
620-679	8,442	32.5%	8,850	32.8%	8,586	32.3%
680-739	8,643	33.3%	9,101	33.7%	9,099	34.2%
>=740	5,583	21.4%	5,765	21.3%	5,823	21.9%

Total	$25,987	100.0%	$27,012	100.0%	$26,606	100.0%

Percentage of primary risk in force
Monthlies	91%		92%		91%
Refinances	38%		37%		36%
95.01% LTV and above	13%		13%		13%
ARMs	32%		31%		26%

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Six Months Ended and as of June 30, 2005

Exhibit K

	June 30		December 31		June 30
	2005	%	2004	%	2004	%
Total Primary Risk in Force by LTV ($ millions)
95.01% and above	$3,442	13.3%	$3,429	12.7%	$3,324	12.5%
90.01% to 95.00%	9,106	35.0%	9,822	36.4%	9,954	37.4%
85.01% to 90.00%	9,902	38.1%	10,290	38.1%	9,903	37.2%
85.00% and below	3,537	13.6%	3,471	12.8%	3,425	12.9%

Total	$25,987	100.0%	$27,012	100.0%	$26,606	100.0%

Total Primary Risk in Force by Policy Year ($ millions)
2001 and prior	$3,292	12.7%	$4,202	15.6%	$5,615	21.1%
2002	2,580	9.9%	3,410	12.6%	4,609	17.3%
2003	7,180	27.6%	9,046	33.5%	11,100	41.7%
2004	8,792	33.8%	10,354	38.3%	5,282	19.9%
2005	4,143	16.0%	—	—	—	—

Total	$25,987	100.0%	$27,012	100.0%	$26,606	100.0%

Other risk in force ($ millions)
Pool	$2,558		$2,384		$2,567
Seconds	680		673		657
NIMs	311		312		297
International	416		214		170
Other	448		6		14

Total other risk in force	$4,413		$3,589		$3,705

Risk to capital ratio-STAT Basis	9.9:1		10.0:1		10.5:1

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Six Months Ended and as of June 30, 2005

Exhibit L

	Quarter Ended June 30		Six Months Ended June 30
	2005	2004	2005	2004
Direct claims paid ($ thousands)
Prime	$31,901	$37,588	$63,772	$69,647
Alt-A	19,573	22,377	41,905	42,902
A Minus and below	20,024	23,809	40,908	46,443
Seconds	8,165	9,899	18,772	23,298

Total	$79,663	$93,673	$165,357	$182,290

Average claim paid ($ thousands)
Prime	$22.7	$24.4	$23.6	$24.4
Alt-A	34.3	38.4	35.7	40.3
A Minus and below	25.6	26.6	26.0	27.1
Seconds	20.0	25.6	22.7	28.0
Total	$25.2	$27.5	$26.3	$28.2

Loss ratio -GAAP Basis	41.0%	50.7%	45.9%	49.0%
Expense ratio - GAAP Basis	28.0%	26.8%	26.5%	26.6%

	69.0%	77.5%	72.4%	75.6%

	June 30 2005	December 31 2004	June 30 2004
Default Statistics
Primary insurance:
Prime
Number of insured loans	580,194	610,480	624,055
Number of loans in default	16,881	19,434	18,830
Percentage of loans in default	2.91%	3.18%	3.02%

Alt A
Number of insured loans	117,490	128,010	131,694
Number of loans in default	7,387	8,339	7,997
Percentage of loans in default	6.29%	6.51%	6.07%

A Minus and below
Number of insured loans	106,064	104,672	99,980
Number of loans in default	13,238	12,678	12,083
Percentage of loans in default	12.48%	12.11%	12.09%

Total
Number of insured loans	803,748	843,162	855,729
Number of loans in default	37,506	40,451	38,910
Percentage of loans in default	4.67%	4.80%	4.55%

Pool insurance:
Number of insured loans	619,526	583,568	575,934
Number of loans in default	6,691	6,749	6,206
Percentage of loans in default	1.08%	1.16%	1.08%

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter Ended and as of June 30, 2005

ALT-A

Exhibit M

($ millions)	Quarter Ended June 30				Six Months Ended June 30
	2005	%	2004	%	2005	%	2004	%
Primary New Insurance Written by FICO Score
<=619	$1	0.0%	$25	1.0%	$7	0.1%	$45	0.9%
620-659	724	20.6%	309	12.9%	867	18.6%	773	15.8%
660-679	419	11.9%	435	18.1%	618	13.3%	879	18.0%
680-739	1,536	43.8%	1,133	47.1%	2,056	44.2%	2,257	46.2%
>=740	832	23.7%	501	20.9%	1,107	23.8%	936	19.1%

Total	$3,512	100.0%	$2,403	100.0%	$4,655	100.0%	$4,890	100.0%

Primary Risk in Force by FICO Score
<=619	$54	1.2%	$85	1.6%
620-659	1,002	21.5%	1,154	22.4%
660-679	824	17.7%	889	17.2%
680-739	1,953	42.0%	2,133	41.4%
>=740	818	17.6%	898	17.4%

Total	$4,651	100.0%	$5,159	100.0%

Primary Risk in Force by LTV
95.01% and above	$274	5.9%	$463	9.0%
90.01% to 95.00%	1,549	33.3%	1,842	35.7%
85.01% to 90.00%	2,023	43.5%	2,098	40.7%
85.00% and below	805	17.3%	756	14.6%

Total	$4,651	100.0%	$5,159	100.0%

Primary Risk in Force by Policy Year
2001 and prior	$250	5.4%	$526	10.2%
2002	458	9.8%	981	19.0%
2003	1,243	26.7%	2,381	46.2%
2004	1,879	40.4%	1,271	24.6%
2005	821	17.7%	—	—

Total	$4,651	100.0%	$5,159	100.0%

Radian Group Inc.

Financial Services Supplemental Information

For the Quarter and Six Months Ended and as of June 30, 2005

Exhibit N

($ thousands )	Quarter Ended June 30		Six Months Ended June 30
	2005	2004	2005	2004
Investment in Affiliates-Selected Information

C-BASS

Balance, beginning of period	$309,690	$235,086	$290,073	$226,710
Net income for period	31,427	33,673	59,544	54,549
Dividends received	8,750	20,000	17,250	32,500

Balance, end of period	$332,367	$248,759	$332,367	$248,759

Sherman

Balance, beginning of period	$71,874	$48,217	$101,492	$65,979
Net income for period	32,439	18,212	55,618	30,738
Dividends received	—	20,750	51,875	49,800
Other comprehensive income	(482)	3,030	671	1,792
Warrant repurchase	—	—	(2,075)	—

Balance, end of period	$103,831	$48,709	$103,831	$48,709

Portfolio Information:

C-BASS

Servicing portfolio	$33,400,000	$20,400,000
Total assets	3,694,071	3,860,941
Servicing income	63,419	38,413	$123,213	$74,027
Net interest income	44,306	35,230	85,558	72,182
Total revenues	174,237	144,330	321,537	249,059

Sherman

Total assets	$826,810	$463,587
Net revenues	$209,927	$124,678	$358,552	$223,653

All statements in this press release that address operating performance, events or developments that we expect or anticipate may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the U.S. Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management’s current views and assumptions with respect to future events. The forward-looking statements, as well as Radian’s prospects as a whole, are subject to risks and uncertainties including the following: changes in general financial and political conditions, such as extended national or regional economic recessions (or expansions), changes in housing values, changes or volatility in interest rates, or other political instability; changes in investor perception of the strength of private mortgage insurers or financial guaranty providers, and risks faced by the businesses, municipalities or pools of assets covered by Radian’s insurance; the loss of significant customers with whom Radian has a concentration of its insurance in force; rising delinquencies in mortgage loans insured by Radian resulting from increased consolidation of mortgage lenders and servicers; increased severity or frequency of losses associated with certain Radian products that are riskier than traditional mortgage insurance and municipal guaranty insurance policies; material changes in persistency rates of Radian’s mortgage insurance policies; downgrades of the insurance financial-strength ratings assigned by the major ratings agencies to Radian’s operating subsidiaries; intense competition from others and from alternative products to private mortgage insurance and financial guaranty insurance; changes in the business practices of Fannie Mae and Freddie Mac; the application of existing federal or state consumer lending and insurance laws and regulations, or unfavorable changes in these laws and regulations or the way they are interpreted or applied, including the possibility of private lawsuits or investigations by state insurance departments and state attorneys general alleging that services offered by the mortgage insurance industry, such as captive reinsurance, pool insurance and contract underwriting, are violative of the Real Estate Settlement Procedures Act and/or similar state regulations (particularly in light of public reports that some state insurance departments may review or investigate captive reinsurance arrangements used in the mortgage insurance industry); legislative and regulatory changes affecting demand for private mortgage insurance and financial guaranty insurance; changes in claims against mortgage insurance products resulting from the aging of Radian’s mortgage insurance policies; changes in Radian’s ability to maintain sufficient reinsurance capacity in an increasingly concentrated reinsurance market; vulnerability to the performance of Radian’s strategic investments; and the loss of executive officers or other key personnel. Investors are also directed to other risks discussed in documents filed by Radian with the SEC, including the factors detailed in our annual report on Form 10-K for the year ended December 31, 2004 in the section immediately preceding Part I of the report. Radian does not intend to and disclaims any duty or obligation to update or revise any forward-looking statements made in this press release to reflect new information, future events or for any other reason.

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